UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                     --------------------------------------

                                December 16, 2005
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

             Virginia                       0-9881                   54-1162807
 (State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
  incorporation or organization)                              Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                            22824
(Address of principal executive office)                               (Zip code)

         Registrant's telephone number, including area code: (540) 984-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 16, 2005, Shenandoah Personal Communications Company ("Shentel"), a wholly owned subsidiary of the Company and Sprint Nextel Corporation and certain of its subsidiaries ("Sprint Nextel") entered into Amendment No.1 to a Forbearance Agreement dated August 9, 2005 (the "Agreement") The Agreement relates to the management agreement between Shenandoah and Sprint Nextel. The Agreement reflects Sprint Nextel's and the Company's desire to avoid litigation while they continue to discuss changes to the management agreement necessary to reflect the Merger of Sprint and Nextel Communications, Inc. Amendment No. 1 extends the time for such discussions to February 15, 2006 The Agreement sets forth Sprint Nextel's agreement as to certain parameters for the operations of Nextel's wireless business in the territories operated by Shentel following the merger of Sprint and Nextel.

The Agreement also sets forth Shentel's agreement not to initiate litigation or seek certain injunctive or equitable relief under certain circumstances in each case during the period of time that the Agreement remains in effect.

A copy of the Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      The following exhibit is filed with this Current Report.

     Exhibit No.                          Description
     -----------  --------------------------------------------------------------

     99.1 Amendment No. 1 dated December 16, 2005 to the Forbearance Agreement, dated August 9, 2005, among Sprint Corporation, Sprint Spectrum L.P., Wireless Co L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P., APC PCS, LLC, PhillieCo, L.P., Sprint PCS License, L.L.C., and Shenandoah Personal Communications Company.

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this report that are not historical or current facts deal with potential future circumstances and developments, including without limitation, any changes to the Company's relationship with Sprint Nextel. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from the Company's actual future experience involving any one or more of such matters and subject areas. Such risks and uncertainties include without limitation: the importance of the Company's affiliation with Sprint Nextel; the potential impact of the Sprint Nextel merger on the Company's affiliation with Sprint Nextel as well as Sprint Nextel's competitiveness in the wireless industry; the outcome of any other PCS affiliate of Sprint Nextel's litigation with Sprint Nextel concerning the Sprint Nextel merger; changes in Sprint Nextel's affiliation strategy as a result of the Sprint Nextel merger or any other merger involving Sprint Nextel; and those additional factors that are described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2004 and their subsequent quarterly filing on Form 10-Q. This report speaks only as of its date, and the Company disclaims any duty to update the information herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           SHENANDOAH TELECOMMUNICATIONS COMPANY
                                     (Registrant)


                           December 19, 2005    /S/ Earle A. MacKenzie
                                                ----------------------
                                                Earle A. MacKenzie
                                                Executive Vice President and
                                                Chief Financial Officer



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